SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                   FORM 8 - K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 28, 2003


                              NORTH VALLEY BANCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          CALIFORNIA                   0-10652                 94-2751350
-------------------------------     -------------           ----------------
(State or other jurisdiction of     (File Number)           (I.R.S. Employer
         incorporation)                                   identification number)


                    300 Park Marina Circle, Redding, CA 96001
              -----------------------------------------------------
              (Address of principal executive offices and zip code)


                                 (530) 226-2900
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

         Item 5:  Other Events


         On July 28, 2003, the registrant issued a Press Release announcing a new common stock repurchase program. Attached hereto as Exhibit 99.46 and incorporated herein by this reference is said Press Release dated July 28, 2003. Under this new stock repurchase program, a total of 90,000 shares have been repurchased by North Valley Bancorp through August 11, 2003, for a total consideration of $1,419,500.

         Item 7:   Financial Statements and Exhibits

                   (c)    Exhibits

               (99.46)    News Release of North Valley Bancorp
                          dated July 28, 2003
                          ------------------------------------------------------



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               NORTH VALLEY BANCORP


                                               By: /s/ SHARON L. BENSON
                                                  ------------------------------
                                                       Sharon L. Benson
Dated:  August 11, 2003                                SVP & Controller


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